SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2022
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

31.  SUBSEQUENT EVENTS

On February 15, 2023, the Company’s board of directors approved and authorized the issuance of up to 555,000 newly created Class D ordinary shares to Mr. Sheng Chen, the executive chairman of the board. The Class D ordinary shares will have the same rights as the existing Class B ordinary shares except for voting rights, and holders of Class D ordinary shares shall be entitled to 500 votes per share on all matters submitted to shareholder vote. As of the date of this annual report, no Class D ordinary shares have been issued.

In March and April 2023, the Company received notices from certain holders of the 2025 Convertible Notes, requiring the Company to redeem the 2025 Convertible Notes at 109% of the principal amount of US$64,000 plus all accrued but unpaid interest within three months since the receipt of notices.